Exhibit 10.32.3

EXECUTION

AMENDMENT NO. 3 TO

MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Master Repurchase Agreement, dated as of April 8, 2019 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”) and LOANDEPOT.COM, LLC (the “Seller”).

RECITALS

The Administrative Agent, the Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of March 10, 2017 (as amended by Amendment No. 1, dated as of August 11, 2017, and Amendment No. 2, dated as of January 31, 2018, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

The Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase is hereby amended by:

1.1 adding the following definitions in their proper alphabetical order:

“Amendment No. 3 Effective Date” means April 8, 2019.

“Reference Rate” has the meaning assigned to such term in the Pricing Side Letter.

“Subordination Agreement” has the meaning set forth in Section 14(bb) hereof.

“Successor Rate” means a rate determined by Administrative Agent in accordance with Section 4(d) hereof.

“Successor Rate Conforming Changes” means with respect to any proposed Successor Rate, any spread adjustments or other conforming changes to the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption of such Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice.

1.2 deleting the definition of “Program Agreements” in its entirety and replacing it with the following:

“Program Agreements” means, collectively, this Agreement; the Administration Agreement; Custodial Agreement; the Pricing Side Letter; the Electronic Tracking Agreement; the Collection Account Control Agreement; the Power of Attorney; each Servicing Agreement; each Servicer Notice; when entered into, the Subordination Agreement; and if entered into, the Escrow Agreement, the Intercreditor Agreement and the Joint Securities Account Control Agreement.

SECTION 2. Price Differential. Section 4 of the Existing Repurchase Agreement is hereby amended by adding the following new subsection (d) at the end thereof:

(d) If prior to any Price Differential Payment Date, Administrative Agent determines in its sole discretion that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining LIBOR, LIBOR is no longer in existence, or the administrator of LIBOR or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which LIBOR shall no longer be made available or used for determining the interest rate of loans, Administrative Agent may give prompt notice thereof to Seller, whereupon the rate for such period that will replace LIBOR for such period, and for all subsequent periods until such notice has been withdrawn by Administrative Agent, shall be the greater of (i) an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any) incorporated therein) and (ii) zero, together with any proposed Successor Rate Conforming Changes, as determined by Administrative Agent in its sole discretion (any such rate, a “Successor Rate”).

SECTION 3. Conditions Precedent. Section 10(b) of the Existing Repurchase Agreement is hereby amended by deleting paragraph (5) in its entirety and replacing it with the following:

(5) Requirements of Law. Neither Administrative Agent nor Buyers shall have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent or any Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or any Buyer to enter into Transactions with a Pricing Rate based on the Reference Rate.

SECTION 4. Covenants. Section 14 of the Existing Master Repurchase Agreement is hereby amended by deleting subsection (bb) in its entirety and replacing it with the following:

(bb) Subordination Agreement. Seller will, within ninety (90) days after the Amendment No. 3 Effective Date, shall cause to be executed and delivered a subordination agreement in form and substance satisfactory to the Administrative Agent in the Administrative Agent’s sole discretion (the “Subordination Agreement”), in connection with that certain Credit Agreement, dated as of August 3, 2017, among Seller, U.S. Bank National Association as paying agent and lenders from time to time party thereto.

SECTION 5. Events of Default. Section 15 of the Existing Master Repurchase Agreement is hereby amended by deleting subsection (f) in its entirety and replacing it with the following:

f. Breach of Financial Representation or Covenant or Obligation. A breach by Seller of any of the representations, warranties or covenants or obligations set forth in Sections 13(a)(1) (Seller Existence), 13(a)(7) (Solvency), 13(a)(12) (Material Adverse Change), 13(a)(19) (Adjusted Tangible Net Worth), 13(a)(23) (Other Indebtedness), 14(b) (Prohibition of Fundamental Changes), 14(m) (Distributions), 14(o) (Existence), 14(s) (Guarantees), 14(t) (Indebtedness), 14(x) (Agency Approvals), 14(y) (Take-out Payments), 14(z) (No Pledge), 14(aa) (Plan Assets), 14(bb) (Subordination Agreements), 14(ff) (Quality Control) or 14(gg) (Financial and Other Unique Covenants) of this Agreement.

SECTION 6. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyer shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, Buyer, and the Seller; and

(b) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 7. Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s part to be observed or performed, and that no Event of Default has occurred or is continuing, and Seller hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 9. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that electronically imaged signatures such as .pdf files constitute original signatures and are binding on all parties.

SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

CREDIT SUISSE AG, Cayman Islands Branch, as a Buyer

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 3 to Master Repurchase Agreement

LOANDEPOT.COM, LLC, as Seller

By:
Name: Bryan Sullivan
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Master Repurchase Agreement